BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
October 11, 2005

This Notice of Articles was issued by the Registrar on: October 11, 2005 01:29 PM Pacific Time

Incorporation Number: **BC0253743**

Recognition Date: Incorporated on August 3, 1982

NOTICE OF ARTICLES

Name of Company:

QUARTZ MOUNTAIN RESOURCES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CARRIER, RENE G. (formerly CARRIER, RENE G.)

Mailing Address:	**Delivery Address:**
1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA	1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA

Last Name, First Name, Middle Name:
CAUSEY, BRIAN F. (formerly CAUSEY, BRIAN F.)

Mailing Address:	**Delivery Address:**
1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA	1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA

Last Name, First Name, Middle Name:
FRETWELL, GORDON J. (formerly FRETWELL, GORDON J.)

Mailing Address:	**Delivery Address:**
1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA	1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA

Last Name, First Name, Middle Name:
COUGHLAN, T. BARRY

Mailing Address:	**Delivery Address:**
1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA	1020 - 800 WEST PENDER STREET VANCOUVER BC V6C 2V6 CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached